UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
October 17, 2005
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     Lennar Corporation (the “Company”) has decided to restate its consolidated statements of cash flows to restate as cash flows from operating activities an item that had been classified as cash flows from investing activities. The restatement will not affect the Company’s consolidated balance sheets, consolidated statements of earnings or consolidated statements of stockholders equity.
     The restatement involves restating cash distributions of earnings the Company has received from unconsolidated entities as cash flows from operating activities, rather than as cash flows from investing activities. Distributions of capital from unconsolidated entities continue to be classified as cash flows from investing activities.
     As a result of the foregoing, the Company intends to file a Form 10-K/A for the fiscal year ended November 30, 2004 and Form 10-Q/As for the quarters ended February 28, 2005 and May 31, 2005 restating the consolidated statements of cash flows included in those reports to restate distributions of earnings from unconsolidated entities as cash flows from operating activities. The previously filed consolidated statements of cash flows should not be relied upon.
     The effects of the restatements will be as follows (amounts in thousands):

	For The Three Months Ended
	February 28, 2005
	As Reported	As Restated
Cash flows from operating activities:
Distributions of earnings from unconsolidated entities	$—	$31,419
Net cash used in operating activities	(210,946)	(179,527)
Cash flows from investing activities:
Distributions of capital from unconsolidated entities	124,321	92,902
Net cash used in investing activities	(169,630)	(201,049)

	For The Six Months Ended
	May 31, 2005
	As Reported	As Restated
Cash flows from operating activities:
Distributions of earnings from unconsolidated entities	$—	$50,630
Net cash used in operating activities	(592,150)	(541,520)
Cash flows from investing activities:
Distributions of capital from unconsolidated entities	268,883	218,253
Net cash used in investing activities	(257,534)	(308,164)

	For The Year Ended
	November 30, 2004
	As Reported	As Restated
Cash flows from operating activities:
Distributions of earnings from unconsolidated entities	$—	$128,535
Net cash provided by operating activities	272,747	401,282
Cash flows from investing activities:
Distributions of capital from unconsolidated entities	459,149	330,614
Net cash used in investing activities	(438,156)	(566,691)

	For The Year Ended
	November 30, 2003
	As Reported	As Restated
Cash flows from operating activities:
Distributions of earnings from unconsolidated entities	$—	$137,657
Net cash provided by operating activities	580,799	718,456
Cash flows from investing activities:
Distributions of capital from unconsolidated entities	307,723	170,066
Net cash used in investing activities	(118,197)	(255,854)

	For The Year Ended
	November 30, 2002
	As Reported	As Restated
Cash flows from operating activities:
Distributions of earnings from unconsolidated entities	$—	$77,915
Net cash provided by operating activities	204,568	282,483
Cash flows from investing activities:
Distributions of capital from unconsolidated entities	293,959	216,044
Net cash used in investing activities	(365,677)	(443,592)

     The decision to restate the Company’s consolidated statements of cash flows does not cause management to change its conclusion, described in its Report on Internal Control Over Financial Reporting that is contained in the Company’s Annual Report on Form 10-K for the year ended November 30, 2004, that the Company’s internal control over financial reporting was effective as of November 30, 2004. The distributions from unconsolidated entities that are subject to the restatement were visible and disclosed on the face of the consolidated statements of cash flows. Although such distributions were classified entirely as cash flows from investing activities, rather than being reported partly as cash flows from operating activities and partly as cash flows from investing activities, the Company had employed this accounting treatment for a number of years, and believes that a number of other companies in its industry follow this practice. The Company previously received unqualified opinions on its consolidated financial statements included in its Annual Report on Form 10-K.
     During the first quarter of the Company’s 2005 financial closing and reporting process, the Company’s reviewed the classification of these distributions on its statements of cash flows as well as the disclosure presentation of other companies in its industry, and dialogued with Deloitte & Touche LLP (“Deloitte”) about the presentation. Based on these procedures, the Company reached the conclusion that the presentation of all distributions from unconsolidated entities as cash flows from investing activities was appropriate. Subsequent to this first quarter review, the Company has reconsidered the accounting treatment for distributions from unconsolidated entities in accordance with Statement of Financial Accounting Standards No. 95, Statement of Cash Flows, and now believes the Statement requires that distributions of earnings from unconsolidated entities be classified as cash flows from operating activities. The restatements conform the Company’s consolidated statements of cash flows to that accounting treatment. Under these circumstances, the Company’s management does not believe that the restatements resulted from, or require a finding of, a material weakness in its internal control over financial reporting.
     That conclusion was discussed with, and approved by, the Audit Committee of the Company’s Board of Directors.
     Deloitte has informed the Company that it does not agree with management’s conclusion that the decision to restate the Company’s consolidated financial statements did not result from a material weakness in internal control over financial reporting. On October 17, 2005, Deloitte informed the Company that it has withdrawn its report dated February 11, 2005 relating to management’s assessment of the effectiveness of the Company’s internal control over financial reporting, in which it had concurred with management’s assessment that the Company’s internal control over financial reporting was effective at November 30, 2004. It has also informed the Company that it will withdraw its report dated February 11, 2005, relating to its audit of the Company’s financial statements for the year ended November 30, 2004, and will issue a report regarding the restated financial statements.
     Deloitte has informed the Company that it will issue a new report on its assessment of management’s assessment of internal control over financial reporting, in which it will state that in its opinion the Company’s failure to report distributions of earnings from unconsolidated entities in the category required by generally accepted accounting principles resulted from a material weakness in the operation of the Company’s internal control over financial reporting.
     Deloitte has been provided with a copy of this disclosure in advance of the filing of this report with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005	LENNAR CORPORATION
	By:	/s/ Bruce E. Gross
		Name:	Bruce E. Gross
		Title:	Vice President and Chief Financial Officer

3